UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/14/2004

KFX INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-23634

DE	84-1079971
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

55 Madison Street Suite 745
Denver, CO 80206
(Address of Principal Executive Offices, Including Zip Code)

303.293.2992
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 14, 2004, KFx Inc. elected Manuel H. Johnson, former Federal Reserve Board member and Assistant Secretary of the Treasury, to its Board of Directors. It is expected that Dr. Johnson will serve on one or more committees of the Board; however, as of the date of the filing of this report, it has not been determined on which committee(s) he will serve. Since the beginning of KFx's last fiscal year there have been no related transactions or relationships as defined by Item 404(a) of Regulation S-K between KFx and Dr. Johnson.

Item 9.01.    Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibit 99.1 - Press Release dated September 17, 2004

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

KFX INC

Date: September 17, 2004.	By:	/s/ Matthew V. Elledge
Matthew V. Elledge
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated September 17, 2004